As Filed With The Securities and Exchange Commission On July 31, 2003
                                                     Registration No. 333-______


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------


                               VECTREN CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                  Indiana                                   35-2086905
(State or Other Jurisdiction of Incorporation            (I.R.S. Employer
               or Organization)                       Identification Number)

                                ----------------
                              20 N.W. Fourth Street
                            Evansville, Indiana 47708
                                 (812) 491-4000
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)
                                ----------------

                               Ronald E. Christian
                    Executive Vice President, General Counsel
                                  and Secretary
                              20 N.W. Fourth Street
                            Evansville, Indiana 47708
                                 (812) 491-4000
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                                  COPIES TO:
Catherine L. Bridge                         Edward F. Petrosky
Barnes & Thornburg                          Sidley Austin Brown & Wood LLP
11 South Meridian Street                    787 Seventh Avenue
Indianapolis, Indiana 46204                 New York, New York 10019
         (317) 236-1313                              (212) 839-5300

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /x/ 333-104186

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /



                           -------------------------

                         CALCULATION OF REGISTRATION FEE

                                                     Proposed maximum      Proposed maximum
 Title of each class of             Amount to be     offering price per    aggregate offering     Amount of
 securities to be registered        registered (1)   unit (2)              price                  registration fee
-------------------------------------------------------------------------------------------------------------------
Common stock, no par value, and
  common stock purchase rights (3)   $30,000,000           100%                $30,000,000           $2,427.00
--------------------------
(1)  Pursuant to Rule 462(b) under the Securities  Act of 1933, as amended,  the amount of securities being registered hereunder represents no more than 20%
     of the $150,000,000 of registered securities not previously sold by Vectren
     Corporation under Registration Statement No. 333-104186.
(2)  We have estimated the proposed maximum  aggregate  offering price solely to calculate  the  amount  of  registration  fee  under  Rule  457(o)  of  the
     Securities  Act. In no event will the aggregate  initial  offering price of all securities issued from time to time hereunder exceed $30,000,000.
(3)  No  additional  consideration  will be paid for the common  stock  purchase rights.

                            ------------------------

                 EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

     This Registration Statement is being filed with respect to the registration of an additional $30,000,000 aggregate maximum principal amount of common stock of Vectren Corporation, an Indiana corporation (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

     The Company hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-104186) declared effective on June 27, 2003 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein and all exhibits thereto.

     The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on July 31, 2003.

                                VECTREN CORPORATION


                                By: /s/ Ronald E. Christian
                                    --------------------------------------------
                                    Ronald E. Christian, Executive Vice
                                      President, General Counsel and Secretary


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the dates indicated.



         Signature                                            Title                     Date


(1)  Principal Executive Officer


/s/ Niel C. Ellerbrook                                   Chairman, President and        July 31, 2003
------------------------------------------------
Niel C. Ellerbrook                                       Chief Executive Officer


(2)  Principal Financial Officer


/s/ Jerome A. Benkert                                    Executive Vice President       July 31, 2003
------------------------------------------------
Jerome A. Benkert                                        and Chief Financial
                                                                         Officer

(3)  Principal Accounting Officer


/s/ M. Susan Hardwick                                    Vice President and             July 31, 2003
------------------------------------------------
M. Susan Hardwick                                        Controller

(4)  A Majority of the Board of Directors

/s/ John M. Dunn                                         Director
------------------------------------------------
John M. Dunn

/s/ Niel C. Ellerbrook                                   Director
------------------------------------------------
Niel C. Ellerbrook

/s/ John D. Engelbrecht                                  Director
------------------------------------------------
John D. Engelbrecht

/s/ Lawrence A. Ferger                                   Director
------------------------------------------------
Lawrence A. Ferger

/s/ Anton H. George                                      Director
------------------------------------------------
Anton H. George

/s/ Andrew E. Goebel                                     Director                       July 31, 2003
------------------------------------------------
Andrew E. Goebel

/s/ Robert L. Koch II                                    Director
------------------------------------------------
Robert L. Koch II

/s/ William G. Mays                                      Director
------------------------------------------------
William G. Mays

------------------------------------------------         Director
J. Timothy McGinley

/s/ Donald A. Rausch                                     Director
------------------------------------------------
Donald A. Rausch

/s/ Richard P. Rechter                                   Director
------------------------------------------------
Richard P. Rechter

/s/ Ronald G. Reherman                                   Director
------------------------------------------------
Ronald G. Reherman

/s/ James C. Shook                                       Director
------------------------------------------------
James C. Shook

/s/ Richard W. Shymanski                                 Director
------------------------------------------------
Richard W. Shymanski

/s/ James S. Vinson                                      Director
------------------------------------------------
James S. Vinson

/s/ Jean L. Wojtowicz                                    Director
------------------------------------------------
Jean L. Wojtowicz

                                  EXHIBIT INDEX

Number  Description
------  -----------

5       Opinion of Barnes and Thornburg
23.1    Consent of Deloitte & Touche LLP
23.2    Consent of Barnes and Thornburg (included in Exhibit 5.1)
24      Power of Attorney